                                                                    EXHIBIT 99.1

LETTER OF TRANSMITTAL

                       ALLFIRST PREFERRED CAPITAL TRUST

                             SKATES Exchange Offer

Allfirst Preferred Capital Trust's offer to exchange its Floating Rate Non-Cumulative Subordinated Capital Trust Enhanced Securities,Series B or "SKATES" (liquidation amount $1,000 per SKATES), which have been registered under the Securities act of 1933 for any and all of its outstanding Floating Rate Non-Cumulative Subordinated Capital Trust Enhanced Securities, Series A (liquidation amount $1,000 per capital security) originally issued on July 13, 1999.

The exchange offer is being made pursuant to the Prospectus dated __________, 1999.

The exchange offer and withdrawal rights will expire at 5:00 p.m., New York City time, on __________, 1999, unless the offer is extended. Tenders may be withdrawn prior to 5:00 p.m., New York City time, on the expiration date.

                 The Exchange Agent for the Exchange Offer is:

                             THE BANK OF NEW YORK

BY HAND OR OVERNIGHT DELIVERY:

The Bank of New York
101 Barclay Street
New York, New York 10286
Corporate Trust Services Window
Ground Level
Attn: Reorganization Section
      Arwen Gibbons

FACSIMILE TRANSMISSIONS (Eligible Institutions Only):

      (212) 571-3080

      To confirm by telephone or for information call:
      (212) 815-6333

BY REGISTERED OR CERTIFIED MAIL:

The Bank of New York
101 Barclay Street, 7E
New York, New York 10286
Attn: Reorganization Section
      Arwen Gibbons

     Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

     Capitalized terms used in this letter of transmittal without definition that are defined in the Prospectus have the meanings given them in the Prospectus.

     The undersigned acknowledges that he or she has received the Prospectus, dated ____________, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), of Allfirst Financial Inc. ("Allfirst"), Allfirst Preferred Capital Trust (Allfirst Capital Trust") and Allfirst Preferred Asset Trust ("Allfirst Asset Trust" and together with Allfirst Capital Trust, the "Trusts"), and this letter of transmittal, which together constitute Allfirst's and the Trust's offer (the "exchange offer") to exchange an aggregate liquidation amount of up to $100,000,000 of Floating Rate Non-Cumulative Subordinated Capital Trust Enhanced Securities, Series A ("Old SKATES") in exchange for a like aggregate liquidation amount of the Trust's Floating Rate Non-Cumulative Subordinated Capital Trust Enhanced Securities, Series B ("New SKATES") which have been registered under the Securities Act of 1933 (the "1933 Act").

     The instructions contained herein should be read carefully before this letter of transmittal is completed.

     This letter of transmittal is to be completed by holders of Old SKATES either if Old SKATES are to be forwarded herewith or if tenders of Old SKATES are to be made by book-entry transfer to an account maintained by The Bank of New York, the exchange agent, at The Depository Trust Company ("DTC") pursuant to the procedures set forth under "The Exchange Offer--Procedures for Tendering Old SKATES" in the Prospectus.

     Holders whose certificates for Old SKATES are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent on or prior to the expiration date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old SKATES according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old SKATES" in the Prospectus.

Delivery of documents to DTC does not constitute delivery to the exchange agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned has completed the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

ALL TENDERING HOLDERS COMPLETE THIS BOX
_______________________________________________________________________________
DESCRIPTION OF OLD SKATES TENDERED

Name(s) and Address(es) of Registered Holder(s):


Certificate Number(s):*


Aggregate Liquidation Amount of
  Old SKATES:


Liquidation Amount of Old SKATES
  Tendered:**

Total Amount Tendered:

-------------------------------------------------------------------------------
*    Need not be completed by book-entry holders.

** Old SKATES may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old SKATES are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old SKATES held shall be deemed tendered unless a lesser number is specified in this column.

_______________________________________________________________________________

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] Check here if tendered Old SKATES are being delivered by book-entry transfer made to the account maintained by the exchange agent with DTC and complete the following:

     Name of Tendering Institution: _________________________________________

     DTC Account Number: ____________________________________________________

     Transaction Code Number: _______________________________________________

[_] Check here and enclose a photocopy of the notice of guaranteed delivery if tendered Old SKATES are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent and complete the following:

     Name of Registered Holders(s): _________________________________________

     Window Ticket Number (if any): _________________________________________

     Date of Execution of Notice
       of Guaranteed Delivery: ______________________________________________

     Name of Institution which
       Guaranteed Delivery: _________________________________________________

     If guaranteed delivery is to be made by book-entry transfer:

     Name of Tendering Institution: _________________________________________

     DTC Account Number: ____________________________________________________

     Transaction Code Number: _______________________________________________

[_] Check here if tendered by book-entry transfer and non-exchanged Old SKATES are to be returned by crediting the DTC account number set forth above.

[_] Check here if you are a broker-dealer who acquired the old SKATES for its own account as a result of market making or other trading activities (a "participating broker-dealer") and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

     Name: __________________________________________________________________

     Address: _______________________________________________________________

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Allfirst and Allfirst Capital Trust the above described aggregate liquidation amount of Old SKATES in exchange for a like aggregate liquidation amount of New SKATES.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old SKATES tendered herewith in accordance with the terms and conditions of the exchange offer (including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Allfirst Capital Trust all right, title and interest in and to such Old SKATES as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of Allfirst and the Trusts in connection with the exchange offer) with respect to the tendered Old SKATES, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver Certificates for Old SKATES to Allfirst or Allfirst Capital Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, Allfirst Capital Trust, upon receipt by the exchange agent, as the undersigned's agent, of the New SKATES to be issued in exchange for such Old SKATES; (ii) present certificates for such Old SKATES for transfer, and to transfer the Old SKATES on the books of Allfirst Capital Trust; and (iii) receive for the account of Allfirst Capital Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old SKATES, all in accordance with the terms and conditions of the exchange offer.

     The undersigned hereby represents and warrants that: (a) the undersigned have full power and authority to tender, exchange, sell, assign and transfer the Old SKATES tendered hereby; (b) when the Old SKATES are accepted for exchange, Allfirst Capital Trust will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances; and (c) the Old SKATES tendered hereby are not subject to any adverse claims or proxies.

     The undersigned will, upon request, execute and deliver any additional documents deemed by Allfirst, the Trusts or the exchange agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old SKATES tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement. The undersigned has read and agrees to all of the terms of the exchange offer.

     The name(s) and address(es) of the registered holder(s) of the Old SKATES tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old SKATES. The certificate number(s) and the Old SKATES that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Old SKATES are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more Old SKATES than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Old SKATES will be returned (or, in the case of Old SKATES tendered by book-entry transfer, such Old SKATES will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the exchange offer.

     The undersigned understands that tenders of Old SKATES pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old SKATES" in the Prospectus and in the instruction, attached hereto will, upon Allfirst's and the Trusts' acceptance for exchange of such tendered Old SKATES, constitute a binding agreement between the undersigned, First Maryland and the Trusts upon the terms and subject to the conditions of the exchange offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Allfirst and the Trusts may not be required to accept for exchange any of the Old SKATES tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New SKATES be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old SKATES, that such New SKATES be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old SKATES not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old SKATES, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New SKATES to the undersigned at the address shown below the undersigned's signature.

     By tendering Old SKATES and executing this letter of transmittal, the undersigned hereby represents and agrees that: (a) the undersigned is not an "affiliate" of First Maryland or the Trusts; (b) any New SKATES to be received by the undersigned are being acquired in the ordinary course of its business;
(c)
the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the 1933 Act) of New SKATES to be received in the exchange offer; and (d) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the 1933 Act) of the New SKATES. By tendering Old SKATES pursuant to the exchange offer and executing this letter of transmittal, a holder of Old SKATES which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the SEC to third parties, that (x) such Old SKATES held by the broker-dealer are held only as a nominee, or (y) such Old SKATES were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the 1933 Act in connection with any resale of its New SKATES (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the 1933 Act).

     Allfirst and the Trusts have agreed, subject to the provisions of the registration rights agreement, that the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of New SKATES received in exchange for Old SKATES, where the Old SKATES were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the expiration date (subject to extension under certain limited circumstances described in the prospectus) or, if earlier, when all such New SKATES have been disposed of by such participating broker-dealer. In that regard, each broker-dealer who acquired Old SKATES for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Old SKATES and executing this letter of transmittal, agrees that, upon receipt of notice from Allfirst or the Trusts of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, such participating broker-dealer will suspend the sale of New SKATES pursuant to the Prospectus until Allfirst and the Trusts have amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or Allfirst or the Trusts have given notice that the sale of the New SKATES may be resumed, as the case may be. If Allfirst or the Trusts give such notice to suspend the sale of the New SKATES, it shall extend the 90-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of New SKATES by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended prospectus necessary to permit resales of the New SKATES or to and including the date on which Allfirst or the Trusts has given notice that the sale of New SKATES may be resumed, as the case may be.

     Holders whose Old SKATES are accepted for exchange will not receive accrued interest on the Old SKATES for any period from and after the last interest payment date to which interest has been paid or duly provided for on such Old SKATES prior to the original issue date of the New SKATES or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old SKATES, and the undersigned waives the right to receive any interest on such Old SKATES accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after July 13, 1999.

     All authority herein conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SKATES" ABOVE AND BY SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SKATES AS SET FORTH IN THAT BOX

HOLDER(S) SIGN HERE (SEE INSTRUCTIONS 2, 5 AND 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 19)
(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2):

     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old SKATES hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trusts or the Trustee for the Old SKATES to comply with the restrictions on transfer applicable to the Old SKATES). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

________________________________________

________________________________________
(Signatures(s) of holders(s))

Date:  ________________________, 1999


Name(s): _______________________________

        ________________________________
             (Please Print)

Capacity (full title): _______________________________________________________

Address:  ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________
                                 (include Zip Code)

Area Code and Telephone Number: ______________________________________________

______________________________________________________________________________
(Tax Identification or Social Security Numbers(s))

GUARANTEE OF SIGNATURE(S)(SEE INSTRUCTIONS 2 AND 5):



_____________________________________
(Authorized Signature)

Date:  ________________________, 1999

Name of Firm: ________________________________________________________________

Capacity (full title): _______________________________________________________
                                (Please Print)

Address:  ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________
                                 (Include Zip Code)

Area Code and Telephone Number: ______________________________________________

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 5 AND 6):

To be completed ONLY if New SKATES or Old SKATES not tendered are to be issued in the name of someone other than the registered holder of the Old SKATES whose name(s) appear(s) above.

Issue

[_]  Old SKATES not tendered to:

[_]  New SKATES, to:

Name(s):  _______________________________

          _______________________________
          (Please Print)

Address:  __________________________________________________________________
          __________________________________________________________________
          __________________________________________________________________
                                 (include Zip Code)

Area Code and Telephone Number: ____________________________________________

____________________________________________________________________________
(Tax Identification or Social Security Numbers(s))


SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 5 AND 6):

To be completed ONLY if New SKATES or Old SKATES not tendered are to be sent to someone other than the registered holder of the Old SKATES whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[_]  Old SKATES not tendered to:

[_]  New SKATES, to:


Name(s):  _______________________________

          ________________________________
          (Please Print)

Address:  ___________________________________________________________________
          ___________________________________________________________________
          ___________________________________________________________________
                              (include Zip Code)

Area Code and Telephone Number: _____________________________________________

_____________________________________________________________________________
(Tax Identification or Social Security Numbers(s))


                                 INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1.  Delivery of letter of transmittal and certificates; guaranteed delivery
         -----------------------------------------------------------------------
procedures.  This letter of transmittal must be completed either if: (a)
----------
certificates are to be forwarded herewith; or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old SKATES" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of Old SKATES into the exchange agent's account at DTC, as well as this letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date. Old SKATES may be tendered in whole or in part in the liquidation amount of $100,000 (100 SKATES) and integral multiples of $1,000 in excess thereof; provided, that if any Old SKATES are tendered for exchange in part, the un-tendered liquidation amount thereof must be $100,000 (100 SKATES) or any integral multiple of $1,000 in excess thereof.

     Holders who wish to tender their Old SKATES and (i) whose Old SKATES are not immediately available or (ii) who cannot deliver their Old SKATES, this letter of transmittal and all other required documents to the exchange agent on or prior to the expiration date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old SKATES by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old SKATES" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by First Maryland, must be received by the exchange agent on or prior to the expiration date; and
(c) the certificates (or a book- entry confirmation) representing all tendered Old SKATES, in proper form for transfer, together with a

Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent within five New York Stock Exchange, Inc. trading days after the date of execution of such notice of guaranteed delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old SKATES" in the Prospectus.

     The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old SKATES to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the 1934 Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

The method of delivery of certificates, this letter of transmittal and all other required documents is at the option and sole risk of the tendering holder and the delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. in all cases, sufficient time should be allowed to ensure timely delivery.

     Neither Allfirst nor the Trusts will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal, waives any right to receive any notice of the acceptance of its tender.

     2.   Guarantee of Signatures.  No signature guarantee on this letter of
          -----------------------
transmittal is required if:

     (a) this letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old SKATES) of Old SKATES tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

     (b) such Old SKATES are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this letter of transmittal. See Instruction 5.

     3.   Inadequate Space. If the space provided in the box captioned
          ----------------
"Description of Old SKATES" is inadequate, the certificate number(s) and/or the principal amount of Old SKATES and any other required information should be listed on a separate signed schedule which should be attached to this letter of transmittal.

     4.   Partial Tenders and Withdrawal Rights.  Tenders of Old SKATES will be
          -------------------------------------
accepted only in the liquidation amount of $100,000 (100 SKATES) and integral multiples of $1,000 in excess thereof; provided, that if any Old SKATES are tendered for exchange in part, the un-tendered liquidation amount thereof must be $100,000 (100 SKATES) or any integral multiple of $1,000 in excess thereof. If less than all the Old SKATES evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old SKATES which are to be tendered in the box entitled "Principal Amount of Old SKATES Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Old SKATES that were evidenced by your old certificate(s) will only be sent to the holder of the Old Capital Security, promptly after the Expiration Date. All Old SKATES represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old SKATES may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the exchange agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the Old SKATES to be withdrawn, the aggregate principal amount of Old SKATES to be withdrawn, and (if certificates for Old SKATES have been tendered) the name of the registered holder of the Old SKATES as set forth on the certificate for the Old SKATES, if different from that of the person who tendered such Old SKATES. If certificates for the Old SKATES have been delivered or otherwise identified to the exchange agent, then prior to the physical release of such Certificates for the Old SKATES, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old SKATES to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old SKATES tendered for the account of an Eligible Institution. If Old SKATES have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old SKATES," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old SKATES, in which case a notice of withdrawal will be effective if delivered to the exchange agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old SKATES may not be rescinded. Old SKATES properly withdrawn will not be deemed validly tendered for purposes of the exchange offer, but may be re-tendered at any subsequent time on or prior to the expiration date by following any of the procedures described in the Prospectus under "The Exchange Offer-- Procedures for Tendering Old SKATES."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Allfirst and the Trusts, in their sole discretion, whose determination shall be final and binding on all parties. Allfirst and the Trusts, any affiliates or assigns of Allfirst and the Trusts, the exchange agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old SKATES which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5.   Signatures on Letter of Transmittal, Assignments and Endorsements.  If
          -----------------------------------------------------------------
this Letter of Transmittal is signed by the registered holder(s) of the Old SKATES tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old SKATES tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

     If any tendered Old SKATES are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this letter of transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Allfirst and the Trusts, in their sole discretion, of each such person's authority to so act.

     When this letter of transmittal is signed by the registered owner(s) of the Old SKATES listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New SKATES are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this letter of transmittal is signed by a person other than the registered owner(s) of the Old SKATES listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Allfirst, the Trusts or the Trustee for the Old SKATES may require in accordance with the restrictions on transfer applicable to the Old SKATES. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

     6.   Special Issuance and Delivery Instructions.  If New SKATES are to be
          ------------------------------------------
issued in the name of a person other than the signer of this letter of transmittal, or if New SKATES are to be sent to someone other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed. Certificates for Old SKATES not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7.   Irregularities. Allfirst and the Trusts will determine, in their sole
          --------------
discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old SKATES, which determination shall be final and binding on all parties. Allfirst and the Trusts reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to First Maryland and the Trusts, be unlawful. Allfirst and the Trusts also reserve the absolute right, subject to applicable law, to waive any of the conditions of the exchange offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old SKATES of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. Allfirst's and the Trusts' interpretation of the terms and conditions of the exchange offer (including this letter of transmittal and the instructions hereto) will be final and binding. No tender of Old SKATES will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Allfirst, the Trusts, any affiliates or assigns of First Maryland, the Trusts, the exchange agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8.   Questions, Requests for Assistance and Additional Copies. Questions
          --------------------------------------------------------
and requests for assistance may be directed to the exchange agent at its address and telephone number set forth on the front of this letter of transmittal. Additional copies of the Prospectus, the notice of guaranteed delivery and the letter of transmittal may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9.   31% Backup Withholding; Substitute Form w-9. Under U.S. Federal income
          ------------------------------------------------------
tax law, a holder whose tendered Old SKATES are accepted for exchange is required to provide the exchange agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the exchange agent is not provided with the correct TIN, then the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old SKATES exchanged pursuant to the exchange offer may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the exchange agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the exchange agent. The exchange agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the exchange agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the exchange agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old SKATES or of the last transferee appearing on the transfers attached to, or endorsed on, the Old SKATES. If the Old SKATES are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10.  Waiver of Conditions. Allfirst and the Trusts reserve the absolute
          --------------------
right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11.  No Conditional Tenders.  No alternative, conditional, irregular or
          ----------------------
contingent tenders will be accepted. All tendering holders of Old SKATES, by execution and delivery of this Letter, shall waive any right to receive notice of the acceptance of their Old SKATES for exchange.

     12.  Lost, Destroyed or Stolen Certificates.  If any certificate(s)
          --------------------------------------
representing Old SKATES have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     13.  Security Transfer Taxes.  Holders who tender their Old SKATES for
          -----------------------
exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New SKATES are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old SKATES tendered, or if a transfer tax is imposed for any reason other than the exchange of Old SKATES in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Important: This letter of transmittal (or facsimile thereof) and all other required documents must be received by the exchange agent on or prior to the expiration date.
                         _____________________________



                (Letter of Transmittal continued on next page)

TO BE COMPLETED BY ALL TENDERING SKATES HOLDERS
  (SEE INSTRUCTION 9):

PAYER'S NAME:  THE BANK OF NEW YORK
________________________________________________________________________________
SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN) AND CERTIFICATION
--------------------------------------------------------------------------------
PART 1-PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

TIN:  __________________________________________________________________________
      Social Security Number or Employer Identification Number
--------------------------------------------------------------------------------
PART 2 Awaiting TIN  [_]
--------------------------------------------------------------------------------
CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  any other information provided on this form is true and correct.


Signature: _____________________________

Date: ______________, 1999
--------------------------------------------------------------------------------
You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE

ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE W-9
________________________________________________________________________________
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New SKATES shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature:  ___________________________________

Date:  ____________________, 1999